SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 30, 2003

(Date of earliest event reported)

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (650) 855-0555

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release issued by Incyte Corporation dated July 30, 2003

Item 12.    Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 30, 2003, Incyte Corporation (“Incyte”) issued a press release regarding Incyte’s financial results for its second fiscal quarter ended June 30, 2003. The full text of Incyte’s press release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 30, 2003.

INCYTE CORPORATION

By:	/S/ LEE BENDEKGEY
Lee Bendekgey Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release issued by Incyte Corporation dated July 30, 2003